(PAGE) 1


                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                          Amendment No. 1 to
                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                            June 15, 1999



	RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
          (Exact name of registrant as specified in its charter)



       New York      		             333-25029    	      36-7233686
(State or other jurisdic-       (Commission File       (IRS Employer
 tion of incorporation)         Number)               Identification No.)




National Rural Utilities Cooperative
  Finance Corporation
Woodland Park
2201 Cooperative Way, Herndon, VA                              20171-3025
(Address of principal executive offices)                       (ZIP Code)


Registrant's telephone number, including area code:   (703) 709-6700



(Former name or former address, if changed since last report)

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Item 5.	Other Events


        In accordance with Section 5.1 of the First Amendment to the Trust Agreement, a semi-annual report dated June 15, 1999 was sent to certificateholders. A copy of the report appears as an exhibit to this filing.


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Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits

        (c)     Exhibits

                The following exhibit is filed herewith:

                21.1    Semi-annual Report to Certificateholders dated
                June 15, 1999.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NATIONAL RURAL UTILITIES COOPERATIVE
                               FINANCE CORPORATION



                            /s/ Steven L. Lilly
                            Steven L. Lilly
                            Chief Financial Officer





June 24, 1999


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                               Exhibit Index


(21.1)  Semi-annual Report to Certificateholders dated June 15, 1999.


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To the holders of:

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
CUSIP:  781681 AU 5

The following information has been furnished to us, as your Trustee, by National Rural Utilities Cooperative Finance Corporation (the "Servicer"), pursuant to Section 5.1 of the First Amendment to the Trust Agreement dated as amended November 18, 1997.


           Certificate Payment Date:                 June 15, 1999


          Distribution to Certificateholders          $  1,449,855.49
           Allocable to Principal   $        0.00
           Allocable to Interest    $1,449,855.49


          Payment Received From Cooperative           $  2,141,974.15
           Principal                $        0.00
           Interest                 $2,115,752.79


          Service Fees Paid to Servicer               $     26,221.36


          Payments Related to Swap Agreement
           Payment Received From Morgan               $  1,448,194.81
           Payment to Morgan                          $  2,115,752.79


          Principal Balance of Certificates
           Outstanding:                               $ 56,390,000.00



The Cooperative assigned to the Trust certain rights under an interest rate swap agreement (the "Swap Agreement"). The counterparty to the Swap Agreement is Morgan Guaranty Trust Company of New York ("Morgan").
Pursuant to the Swap Agreement, the Trust pays to Morgan a fixed rate of interest on the outstanding Notional amount, and Morgan pays the Trust a variable rate of interest on the outstanding notional amount. The structure is designed such that the interest amounts paid by the Cooperative to the Trust are the same amounts paid to Morgan, pursuant to the Swap Agreement, plus the amounts payable to CFC, as servicer. The amounts paid by Morgan to the Trust under the Swap Agreement are the same as the interest payable by the Trust to the Certificateholders.


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No delinquency in payment under either the Note, the Guarantee or the Swap
Agreement has occurred and no Event of Servicing Termination, or, to the best of the Servicer's knowledge, event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred and is continuing.

I, the undersigned, do hereby certify that I am a Responsible Officer of National Rural Utilities Cooperative Finance Corporation, and as such officer, I further certify that to the best of my knowledge and belief, the Semiannual Report is complete and accurate.

                             NATIONAL RURAL UTILITIES COOPERATIVE
                               FINANCE CORPORATION


                             /s/ STEVEN L. LILLY
                             Chief Financial Officer


June 24, 1999